UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2) )

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CHINA GREEN AGRICULTURE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

May 10, 2019

Dear Stockholder:

On behalf of the Board of Directors of China Green Agriculture, Inc. (the “Company” or “we”), I invite you to attend our Annual Meeting of Stockholders, to be held on June 22, 2019 at 10:00 a.m. Urumqi Time (the “Annual Meeting”). We hope you can join us. The Annual Meeting will be held:

At:	Minghua Grand Hotel 25 Yingbin Rd Akesu City, Xinjiang Autonomous Administrative Region P.R. China

On:	June 22, 2019 Urumqi Time, (June 21, 2019 US time)

Time:	10:00 a.m., Urumqi Time

The Notice of Annual Meeting of Stockholders, the proxy statement, the proxy card, and our 2018 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed proxy statement, the Annual Meeting will also be devoted to (i) the election of directors, (ii) ratification of the approval of our independent registered public accountants, (iii) approval of the 4th Amendment to  the Company’s 2009 Equity Incentive Plan, including an extension of the term of the Plan, (iv), approval of an Amendment to the Articles of Incorporation effecting a 1 for 12 reverse split of the Company’s Common Stock, (v) approval of a nonbinding advisory vote on executive compensation, and (vi) the consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote via the Internet or, if you prefer, submit by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting. You may also revoke your proxy or voter instructions before or at the Annual Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Green Agriculture, Inc. We look forward to seeing you at the Annual Meeting.

If you have any questions about the proxy statement, please contact us at China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065.

Sincerely,

/s/ Zhuoyu (“Richard”) Li
Zhuoyu (“Richard”) Li
Chief Executive Officer

i

CHINA GREEN AGRICULTURE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on

June 22, 2019, 10:00 a.m. Urumqi Time

To the Stockholders of CHINA GREEN AGRICULTURE, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of China Green Agriculture, Inc., a Nevada corporation (the “Company”), will be held on Saturday, June 22, 2019, at 10:00 a.m., Urumqi Time, at the home city of  Aksu Xindeguo Agricultural Materials Co., Ltd., and Xinjiang Xinyulei Eco-agriculture Science and Technology Co., Ltd.,, which are both VIE entities of the Company. The meeting address is at Minghua Grand Hotel, 25 Yingbin Rd, Akesu City, Xinjiang Autonomous Administrative Region, P.R. China. The purpose of meeting is:

1.	To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the appointment of KSP Group, Inc. (“KSP”) as our independent registered public accounting firm for the fiscal year ending June 30, 2019;
3.	To approve the 4th Amendment and the extension to the Company’s 2009 Equity Incentive Plan;

4.	To approve an amendment of the Articles of Incorporation effecting a 1 for 12 reverse split of the Company’s Common Stock;

5.	To conduct an advisory vote on executive compensation; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 2, 2019 (the “Record Date”), are entitled to notice and to vote at the Annual Meeting and any adjournment or postponement thereof. In accordance with the rules of the Securities and Exchange Commission, we will post our proxy materials on the Internet beginning on May __, 2019, the date we will mail Notices of Internet Availability of Proxy Materials (and, to the extent required or appropriate, full sets of proxy materials) to the holders of record and beneficial owners of our common stock as of the close of business on the Record Date.

A proxy statement describing the matters to be considered at the Annual Meeting is attached to this Notice. Our 2018 Annual Report accompanies this notice, but it is not deemed to be part of the proxy statement.

It is important that your shares are represented at the Annual Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the Annual Meeting in person, please vote your shares promptly by casting your vote via the Internet or, if you receive a full set of proxy materials by mail or request one be mailed to you, and prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or voter instructions card in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may revoke your vote by submitting a subsequent vote over the Internet or by mail before the Annual Meeting, or by voting in person at the Annual Meeting.

If you plan to attend the meeting, please notify us of your intentions. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by your broker, trust, bank, or other holder of record to obtain a valid proxy from it. This will enable you to gain admission to the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Zhuoyu (“Richard”) Li
Zhuoyu (“Richard”) Li, Chairman of the Board

May ___, 2019

CHINA GREEN AGRICULTURE, INC.
3rd Floor, Borough A, Block A. No. 181
South Taibai Road, Xi’an, Shaanxi Province

People’s Republic of China 710065

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Green Agriculture, Inc., a Nevada corporation (the “Company” or “we”), for our Annual Meeting of Stockholders for fiscal year ended June 30, 2018 (the “Annual Meeting”). The Annual Meeting will be held on Saturday, June 22, 2019, at 10:00 a.m. Urumqi Time, and at any adjournment(s) or postponement(s) thereof, at Minghua Grand Hotel, 25 Yingbin Rd, Akesu City, Xinjiang Autonomous Administrative Region, P.R. China.

The date on which the proxy statement and form of proxy card are intended to be sent or made available to stockholders is May 12, 2019.

The purposes of the Annual Meeting are to seek stockholder approval of the following proposals: (i) electing five (5) directors to our Board of Directors (the “Board”), (ii) ratification of the selection of KSP Group, Inc. (“KSP”) as our independent registered public accounting firm for the fiscal year ending June 30, 2019, (iii) approval of the 4th Amendment and the extension to the Company’s 2009 Equity Incentive Plan, (iv), approval of an Amendment to the Articles of Incorporation effecting a 1 for 12 reverse split of the Company’s Common Stock, (v) approval of a nonbinding advisory vote on executive compensation,. We will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Who May Vote

Only stockholders of record of our common stock, par value $.001 per share, as of the close of business on May 2, 2019 (the “Record Date”) are entitled to notice and to vote at the Annual Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting, during office hours, at our executive offices located at 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China, 710065, by contacting our Chief Financial Officer.

Consistent with our bylaws, the presence, in person or by proxy, of at least a one-third of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Assuming the presence of a quorum at the meeting:

The election of directors will be determined by a plurality of the votes cast at the meeting. This means that the five nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors.

The ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on this proposal.

Approval of the 4th Amendment and the extension to the Company’s Equity Incentive Plan requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions will have the effect of a vote against this proposal. Brokerage firms do not have the authority to vote customers’ unvoted shares held by the firms in street name on this proposal and therefore are not entitled to vote on the matter.

Approval of the amendment of the Articles of Incorporation to effect a 1 for 12 reverse stock split of the Company’s Common Stock requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. Abstentions will have the effect of a vote against this proposal. Brokerage firms do not have the authority to vote customers’ unvoted shares held by the firms in street name on this proposal and therefore are not entitled to vote on the matter.

Approval of the advisory vote on executive compensation requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions will have the effect of a vote against this proposal. Brokerage firms do not have the authority to vote customers’ unvoted shares held by the firms in street name on this proposal and therefore are not entitled to vote on the matter.

With respect to “routine” matters, such as the ratification of the selection of our independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or SRO rules, including the NYSE MKT, on which our common stock is listed, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

While the election of directors is a non-routine matter, directors are elected by a plurality of the votes cast, which means that the five nominees receiving the highest number of votes will be elected. As a result, broker non-votes have no effect on the election.

As of May 2, 2019, we had issued and outstanding _______ shares of our common stock. Each record holder of our common stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Annual Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials mailed to you or your household. If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials, you can also vote by mail by completing, dating, and signing the proxy or voter instructions card and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. You may submit your vote over the Internet until 11:59pm, ET, on June _____, 2019. If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business on the day before the Annual Meeting.

You may also vote in person at the Annual Meeting. If your shares are held through a broker, trust, bank, or other nominee, please refer to the Notice of Internet Availability of Proxy Materials and any other information forwarded to you by such holder of record to obtain a valid proxy from it. You will need to bring this legal proxy with you to the Annual Meeting in order to vote in person.

The shares represented by any proxy duly given will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted as follows:

(i) FOR the election of the nominees for the directors named in this proxy statement; and

(ii) IN FAVOR of ratification of the auditors.

In addition, if other matters come before the Annual Meeting, the person named in the accompanying form of proxy will vote in accordance with his best judgment with respect to such matters.

Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke your proxy and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials. You may also revoke your proxy by mail by requesting a copy be mailed to you, executing a subsequently dated proxy or voter instructions card, and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States. You may also revoke your proxy by your attendance and voting in person at the Annual Meeting. Mere attendance at the meeting will not revoke a proxy or voter instructions. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting. You may revoke your vote over the Internet until 11:59 pm, ET, on June __, 2019. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business on the day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Solicitation of Proxies

We will pay the expenses relating to the solicitation of proxies. We may solicit proxies by mail, and our officers and employees may solicit proxies personally or by telephone and will receive no extra compensation from such activities. We will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the our 2018 Annual Report, this proxy statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2018 Annual Report, this proxy statement, and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our annual report, proxy statement, and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our annual report, proxy statement, and Notice of Internet Availability of Proxy Materials for our future stockholder meetings, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except to the extent that a director is named as a nominee for election to the Board.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that our Board of Directors shall be comprised of not less than one (1) director nor more than nine (9) directors, and directors are elected annually at the annual stockholders meeting. The Board of Directors is currently comprised of five (5) directors and will be comprised of five (5) directors effective immediately following the election if all the nominees are elected.

The Board of Directors has nominated for election five (5) persons as directors. Each nominee currently serves as one of our directors. All of the nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the proxyholder will vote for a substitute designated by the current Board of Directors. We are not aware of any nominee who will be unable or who will decline to serve as a director.

Directors Nominees

Director Nominee	Position/Title	Age*	Director Since

Zhuoyu (“Richard”) Li	Chairman of the Board of Directors	27	2017

Ale Fan	Director	39	2015

Daqing Zhu	Director	54	2017
	Chairman of the Audit Committee
	Compensation Committee Member
	Nominating Committee Member

Lianfu Liu	Director	80	2007
	Chairman of the Nominating Committee
	Audit Committee Member
	Compensation Committee Member

Jinjun Lu	Director	46	2017
	Chairman of the Compensation Committee
	Audit Committee Member
	Nominating Committee Member

* As of the date of this proxy statement.

For information as to the shares of our common stock beneficially owned by each nominee, see the section “Securities Ownership of Certain Beneficial Owners and Management”, and as to other Board matters, see the section “Board Information.”

The following are biographical summaries for our nominees for election as directors:

Zhuoyu (“Richard”) Li, Chairman of the Board of Directors and Chief Executive Officer since 2017. Mr. Li was President of the Company until the death of his father, Tao Li, in December 2017, at which time he was appointed to serve as Chairman of the Board of Directors and Chief Executive Officer Mr. Li has six years of experience in agricultural industry. Prior to joining the Company, Mr. Li has served as Chief Operating Officer at the Company’s affiliate, 900LH.com Food Co., Ltd. (“900LH.com”) since January 2016. From January 2015 to January 2016, Mr. Li served as a senior manager at the international department of 900LH.com, where he helped to develop the international market. Richard served as a senior manager at the customer center of 900LH.com from March 2013 through January 2015. He studied business at the University of Auckland in 2012. We believe Mr. Li’s practical experience from serving as President of the Company and with 900LH.com qualify him to serve as Chairman of the Board of Directors of the Company.

Ale Fan, Director since 2015. Ms. Fan had served as the Director of Finance at Jinong since January 2013. She has also served as comptroller of the financial department at Jinong from September 2007 to December 2012. Prior to that, she worked as an accountant at Jinong from August 2003. Ms. Fan holds a degree in Accounting from Baoji University of Arts and Sciences. We believe that Ms. Fan’s knowledge of the Company’s history and day-to-day operations and her experience in accounting and finance in the PRC qualify her to serve a director of our company.

Daqing Zhu, Director, Chairman of the Audit Committee, Compensation Committee Member and Nominating Committee Member. Mr. Zhu has served as the president of Shaanxi Aisuo Consulting Co. Ltd., a company specializing in providing professional management and finance services, since 2014. In 2004, Mr. Zhu founded Shaanxi Xintianyou Auto Dealership Co. Ltd, a dealership of auto sales and services for various brands, including BYD Auto, and had served as its CEO and Chairman of the Board until 2014. In addition to founding and developing commercial businesses, Mr. Zhu had also worked in the public sector since the 1990s. His public administration experience includes working at various agencies and offices of the Shaanxi provincial government from 1990 to 2004. Earlier in his career, in the 1980’s, Mr. Zhu was a corporate banking officer at Industrial and Commercial Bank of China in Xi’an. As the corporate leader with responsibility for all aspects of business management, Mr. Zhu has executive level experience in financial management, internal control, marketing to individuals and small businesses, sales, customer care, operations, product management, electronic commerce, financial services, executive compensation, strategic planning, technology, and mergers and acquisitions.

Lianfu Liu, Director, Chairman of Nominating Committee, Audit Committee Member and Compensation Committee Member. Mr. Liu has served as a director of our company since December 26, 2007. Mr. Liu has served as the Chairman of the China Green Food Association since 1998. From 1992 to 1998, Mr. Liu was a Director and Senior Engineer for the China Green Food Development Center. Prior to that, Mr. Liu was a Vice Director of the PRC Ministry of Agriculture. Mr. Liu graduated from Beijing Forestry University and studied soil conservation. We believe Mr. Liu’s experience in the agricultural industry in the PRC allows him to bring a unique perspective as an independent director of our company.

Jinjun Lu, Director, Chairman of Compensation Committee, Audit Committee Member and Nominating Committee Member. Mr. Lu is the co-founder of Shaanxi Jinfenghui Technology Co. Ltd (“Jinfenghui”) since he started in 2014. Drawing on years of entrepreneurial experience, Mr. Lu plans to grow Jinfenghui into one of the largest mobile terminal device manufacturers in northwestern China. At Jinfenghui, Mr. Lu oversees corporate growth plans, budgets capital expenditures, seeks investment funds, and designs marketing strategies for Jinfenghui products to penetrate target markets. Before founding Jinfenghui, in 1998 he founded Xinjiang Yongan Engineering Co. Ltd in Xinjiang Uyghur Autonomous Region, a provincial-level autonomous region of China in the northwest of the country. Earlier in the 1990s, Mr. Lu began his entrepreneurship career as a distributor for Lining-branded garment products in Henan Province, which he grew into the largest wholesale venture for Lining in the region. As a founder of several enterprises and a seasoned entrepreneur, Mr. Lu not only has executive experience in strategic management, marketing and sales, and technology, but also brings his experience as a founder from different industries.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR THESE NOMINEES.

EXECUTIVE OFFICERS OF THE COMPANY

Executive Officers	Position/Title	Age*

Zhuoyu (“Richard”) Li	Chief Executive Officer	27

Yongcheng Yang	Chief Financial Officer	54

* As of the date of this proxy statement.

The following is the biographical summary of our executive officers, other than Mr. Zhuoyu Li’s biographical summary which is set forth above with the director nominees.

Mr. Zhuoyu “Richard” Li. Please see description of Mr. Li under “Election of Directors,” above.

Yongcheng Yang. Mr. Yang has served as the Chief Financial Officer of our company since 2017. He served as Senior Vice President of Finance since January 2016. Before that, Mr. Yang served as the chief financial officer of the Company’s wholly-owned subsidiary, Beijing Gufeng Chemical Products Co., Ltd. (“Gufeng”) since July 2010. Earlier, Mr. Yang had served various senior, and executive level positions in finance for the Company and the Company’s affiliate, Xi’an Techteam Investment Holding (Group) Co., Ltd, since 2002. Mr. Yang started his career in accounting and finance at Shaanxi Weidong Chemistry Co., Ltd from 1989 to 2002. Mr. Yang graduated from Xi’an Jiaotong University in 1989 with his Bachelor’s degree in accounting.

The Board has determined that Mr. Yang is qualified for the position considering his accounting education, career history, and management experience in the company and industry.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of May 2, 2019, the record date, with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by (i) any person or group owning more than 5% of each class of voting securities, (ii) each director, (iii) each executive officer and (iv) all executive officers and directors as a group.

As of May 2, 2019, an aggregate of _________ shares of our common stock were outstanding.

Title of Class	Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Ownership		Percent of Class (2)

	Greater Than 5% Stockholders

Common Stock	Zhuoyu (“Richard”) Li	11,662,695	(3)	30.0%

	Directors and Executive Officers

Common Stock	Zhuoyu (“Richard”) Li Chief Executive Officer and Chairman of the Board	11,662,695	(3)	30.0%

Common Stock	Daqing Zhu Director	0		—	*

Common Stock	Jinjun Lu Director	0		—	*

Common Stock	Ale Fan Director	0		—	*

Common Stock	Lianfu Liu Director	121,000		—	*

	All executive officers and directors as a group			30.3%

* Represents a percentage that is less than 1%.

(1)	Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares and the address of such person is c/o China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065.

(2)	In determining the percent of common stock owned by the beneficial owners, (a) the numerator is the number of shares of common stock beneficially owned by such owner, including shares the beneficial ownership of which may be acquired, within 60 days upon the exercise of the options, if any, held by the owner; and (b) the denominator is the sum of (i) the total ________ shares of common stock outstanding as of May 2, 2019, and (ii) the number of shares underlying the options, which such owner has the right to acquire upon the exercise of the options within 60 days (for those who have options), if any.

(3)	Includes 10,565,308 shares that Mr. Zhuoyu Li inherited from the estate of his father, Mr. Tao Li, of which 497,387 shares were held by Mr. Zhuoyu Li’s mother.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our principal executive officer, our principal financial officer, and our other executive officers whose total compensation exceeded $100,000 during the fiscal year ended June 30, 2018. Accordingly, our “Named Executive Officers” are Mr. Zhuoyu Li, our Chairman, and Chief Executive Officer and Mr. Yongcheng Yang, our Chief Financial Officer.

Our Board established the Compensation Committee to assist with the analysis and determination of the compensation structure for our executive officers. Our Compensation Committee, consisting of three independent directors, reviews and approves, or in some cases recommends for the approval of the full Board, the annual compensation for our executive officers. Typically, management recommends to the Compensation Committee compensation package proposals based on prevailing compensation standards in our industry, which in turn reviews and approves such proposals. Our Compensation Committee may consult with the executive officers to form consensus on such packages. Our executive officers may discuss any disagreements and needed amendment to such proposals with our Compensation Committee before such proposals are finalized and approved by the Compensation Committee.

Compensation Objectives

Our compensation objectives are as follows:

●	We strive to provide competitive executive compensation programs that will help to attract highly qualified individual’s necessary for our continued growth. Once an executive is hired, our goal is to retain and motivate them to achieve higher levels of performance and be appropriately rewarded for that effort.

●	Compensation and benefits are competitive with the local labor markets in which we compete, and focus also will be given to companies that operate in the agriculture, feed, and fertilizer industries. Peer companies will typically have annual revenues that are one-half to double that of us, for the purposes of compensation benchmarking.

●	We provide an executive compensation package consisting of base salary, incentives (short term & long term), and benefits that are consistent with similar positions at our recognized competitors. Each component addresses individual and company performance with a focus on long-term profitable growth and stockholder return, competitive conditions, and our overall financial performance.

●	All compensation programs are administered without regard to race, religion, national origin, color, sex, age, or disability, and adhere to all local laws and regulations.

Elements of Compensation

Base Salary

Our approach is to pay our executives a base salary that is competitive with those of other executive officers in similar positions and with similar responsibilities in our peer group of competitive companies. We believe that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance.

Stock-Based Awards under the Equity Incentive Plan

In addition to base salary, the other key component of executive compensation we provide to our Named Executive Officers is equity-based compensation. In October 2009, our Board adopted our 2009 Equity Incentive Plan (the “Plan”), which was approved by our stockholders at our annual stockholders meeting in December 2009 and amended in December 2012, December 2013 and June 2015. The Plan gives us the ability to grant stock options, stock appreciation rights (SARs), restricted stock and other stock-based awards to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our Board or the board of directors of any of our subsidiaries. The Board and the Compensation Committee believe the ability to grant restricted stock, stock options and make other stock-based awards under the Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the Board or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success.

During the fiscal year ended June 30, 2018, effective December 30, 2016, the Compensation Committee granted (i) 400,000 shares of restricted stock to Mr. Tao Li, then the Company’s CEO; (ii) 200,000 shares to Mr. Zhuoyu “Richard” Li, the Company’s President, (iii) 200,000 shares to Mr. Ken Ren, then the Company’s Chief Financial Officer. Also, the Compensation Committee granted 30,000 shares to Ms. Yiru Shi, 20,000 shares to Mr. Jianlei Shen and 20,000 shares to Mr. Lianfu Liu, each of whom was then an independent director of the Company. The Stock Grants were vested immediately for then the CEO, CFO and the three independent directors.

During the fiscal year ended June 30, 2016, on June 29, 2016, the Company granted (i) 400,000 shares of restricted stock to Mr. Tao Li, then the Company’s CEO; (ii) 200,000 shares of restricted stock to Mr. Ken Ren, then the CFO, and (iii) 30,000 shares of restricted stock to Ms. Yiru Shi. Also, the Compensation Committee granted 20,000 shares of restricted stock to Mr. Jianlei Shen and 20,000 shares of restricted stock to Mr. Lianfu Liu, each of whom was then an independent director of the Company. The Stock Grants were vested immediately for then the CEO, CFO and the independent directors.

On October 3, 2015, the Company granted an aggregate of 1,000,000 shares of restricted stock under the 2009 Plan to certain key employees. The stock grants are subject to time-based vesting schedules, vesting in various installments until June 30, 2016. The value of the restricted stock awards was $1,660,000 and is based on the fair value of the Company’s common stock on the grant date.

During the fiscal year ended June 30, 2015, on September 30, 2014, the Company granted an aggregate of 1,750,000 shares of restricted stock under the 2009 Plan to certain executive officers, directors and employees, among which (i) 240,000 shares of restricted stock to Mr. Tao Li, then the CEO; (ii) 100,000 shares of restricted stock to Mr. Ken Ren, then the CFO, (iii) 40,000 shares of restricted stock to Mr. Yizhao Zhang, 30,000 shares of restricted stock to Ms. Yiru Shi, and 20,000 shares of restricted stock to Mr. Lianfu Liu, each of whom was then an independent director of the Company; and (iv) 1,320,000 shares of restricted stock to key employees. The stock grants are subject to time-based vesting schedules, vesting in various installments until March 31, 2015 for then the CFO and the three independent directors, until June 30, 2015 for then the CEO and until December 31, 2016 for the employees.

Employee Stock Purchase Plan

On August 9, 2012, the Board adopted the Company’s 2012 Employee Stock Purchase Plan (the “ESPP”), which became effective as of such date. The Board adopted the Company’s Third Amended and Restated Employee Stock Purchase Plan (the “Restated ESPP”) on May 15, 2015. The Restated ESPP reserved a total of 3,750,000 shares of Common Stock, including 1,250,000 shares of Common Stock that was increased the third time. Stockholder approval is not required with respect to the issuance under the ESPP pursuant to Sections 303A.08 or 312.03 of the NYSE Listed Company Manuel. The ESPP has been delegated to be administered by the Compensation Committee since October 19, 2012. Any employee of the Company or any parent (if any) and subsidiary corporation of the Company (the “Affiliate”), who is not a natural person resident in the United States, who has been in the employ of the Company or any Affiliate for such continuous period as required by the Board preceding the grant of rights under the ESPP is eligible to participate in the ESPP during the applicable offering period, subject to administrative rules established by the Compensation Committee.

The ESPP is implemented by sequential offerings, the commencement and duration of which are determined by the Compensation Committee. The purchase price at which each share of Common Stock may be acquired in an offering period upon the exercise of all or any portion of a purchase right are established by the Compensation Committee. However, the purchase price on each purchase date shall not be less than the fair market value of a share of Common Stock on the purchase date.

During the fiscal year ended June 30, 2014, the Company issued 118,778 shares of common stock at the market price of $4.42 per share to Mr. Tao Li ($525,000 in total), then the Company’s Chairman and Chief Executive Officer under the ESPP on September 26, 2013. The Company also issued 533,165 shares of common stock at the market price of $2.35 per share to certain employees enrolled in the ESPP ($1,252,938 in total) on May 26, 2014. During the year ended June 30, 2015, the Company issued 1,362,495 shares of common stock to its employees under the ESPP for cash of $2,946,746 and the Company issued 326,483 shares of common stock to then its Chairman, Mr. Li, for cash proceeds of $626,847 under the ESPP.

Retirement or Pension Benefits

Currently, we do not provide any company sponsored retirement benefits to any employee, including the Named Executive Officers.

Deferred Compensation

We do not have any qualified or nonqualified deferred compensation plans.

Perquisites

Historically, we have provided our Named Executive Officers with minimal perquisites and other personal benefits that we believe are reasonable. We do not view perquisites as a significant component of compensation, but do believe they can be useful in attracting, motivating and retaining the executive talent for which we compete. We believe that these additional benefits assist our Named Executive Officers in performing their duties and provide time efficiencies for them. It is expected that our historical practices regarding perquisites will continue and will be subject to periodic review by our Board.

Summary Compensation Table— Fiscal Years Ended June 30, 2018, 2017 and 2016

The following table sets forth information concerning cash and non-cash compensation we and/or Jinong paid to our principal executive officer and our other most highly paid executive officer (the “named executive officers”) for services rendered in all capacities during the noted periods. No other executive officers received total annual salary and bonus compensation more than $100,000 during each of the three fiscal years ended June 30, 2018, 2017, and 2016.

SUMMARY COMPENSATION TABLE

						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year Ended	($)	($)	(1)($)	($)	($)	($)	($)	($)

Zhuoyu Li
Chief Executive	June 30, 2018	$300,000	$102,000	—	—	—	—	—	$402,000
Officer, and Chairman	June 30, 2017	$100,000	$44,000	$240,000	—	—	—	—	$384,000
of the Board (2)	June 30, 2016	$100,000	$12,000	—	—	—	—	—	$112,000

Yongcheng Yang	June 30, 2018	$180,000	$16,800	—	—	—	—	—	$196,800
Chief Financial Officer	June 30, 2017	—	—	—	—	—	—	—	—
	June 30, 2016	—	—	—	—	—	—	—	—

(1)	The amounts reported in this column reflect the fair value on the grant date of the restricted stock awards granted to our Named Executive Officers. These values are determined by multiplying the number of shares granted by the closing price of our common stock on the trading day immediately preceding the grant date. The dollar amounts do not necessarily reflect the dollar amounts of compensation realized or that may be realized by our Named Executive Officers.

(2)	Mr. Tao Li passed away in December of 2017. Mr. Zhuoyu “Richard” Li was appointed as Chairman and Chief Executive Officer.

The Company has not used a compensation consultant to determine or recommend the amount or form of executive or director compensation but its management believes that its executive officer compensation package is comparable to similar businesses in our location of operations.

Grants of Plan-Based Awards

During the year ended June 30, 2018, the Company granted no plan-based equity awards to Named Executive Officers. The following table sets forth information regarding grants of awards to Named Executive Officers during the year ended June 30, 2018:

GRANTS OF PLAN-BASED AWARDS

All
								Other	All
								Stock	Other		Grant
								Awards:	Option		Date
								Number	Awards:	Exercise	Fair
		Estimated Future Payouts						of	Number	or	Value
		Under			Estimated Future Payouts			Shares	of	Base	of Stock
		Non-Equity Incentive Plan			Under			of	Securities	Price of	And
		Awards			Equity Incentive Plan Awards			Stock or	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	($)	(#)	(#)	($ /Sh)	($)(1)

Zhuoyu Li	—	—	—	—	—	—	—		—	—	—

Yongcheng Yang	—	—	—	—	—	—	—		—	—	—

(1)	With respect to the restricted stock awards, the grant date fair value is calculated by multiplying the number of shares granted by the closing price on the trading day immediately preceding the grant date.

Employment Agreements

Zhuoyu “Richard” Li. Pursuant to an Employment agreement between the Company and Zhuoyu (“Richard”) Li when he was appointed by the Board of Directors effective May 19, 2016, Mr. Li received an annual base salary of $100,000 and a bonus up to 40% for serving as the Company’s President. In addition, Mr. Li receives stock awards to be determined when the Company grants the awards to directors and officers under the Company’s 2009 Equity Incentive Plan, as amended. The initial term of the employment agreement is one year, which is automatically extended for additional one-year terms unless either party provides written notice of termination sixty (60) days prior to the end of the prior term. On December 18, 2017, following the death of Tao Li, the Company’s Board of Directors appointed the Company’s President, Mr. Zhuoyu Li, as its new Chairman and CEO. For serving as the Company’s Chairman and CEO, Mr. Zhuoyu Li receives the same compensation of Mr. Tao Li. In total, Mr. Zhuoyu Li receives an annual base salary of $300,000 with a bonus of up to 40% and stock awards under the Company’s 2009 Equity Incentive Plan.

Yongcheng Yang. Subsequent to the periods covered by this Report, on December 19, 2017, the Company entered into an Employment Agreement with Mr. Yongcheng Yang effective as of December 19, 2017. Pursuant to the terms of the Employment Agreement, Mr. Yang will serve as our Chief Financial Officer for a term of one year at an annual salary of $180,000. Mr. Yang is eligible for a yearly bonus at the discretion of our Board of Directors. The Employment Agreement will be automatically extended for additional one-year terms unless either party provides a written notice of termination sixty (60) days prior to the end of the prior term. Either party may terminate the Employment Agreement upon thirty (30) days written notice, or, at our discretion, we may terminate the Employment Agreement immediately and substitute thirty (30) days salary in lieu of written notice. In the event of a breach of the Employment Agreement by Mr. Yang, or in the event Mr. Yang is terminated for “cause” (as defined therein), the Employment Agreement may be terminated immediately without notice and without further payments.

Description of Plan Based Awards

The equity incentive awards reported in the above table entitled “Grants of Plan Based Awards” were granted under, and are subject to, the terms of our 2009 Equity Incentive Plan, as amended (the “Plan”). The Plan is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the Plan.

With respect to all restricted stock grants disclosed herein, if we terminate the grantee’s employment or affiliation with us for any reason, all unvested portions of such restricted stock grants are forfeited. Any shares of restricted stock that do not vest for failure to meet the requisite performance targets will also be forfeited.

With respect to all non-qualified stock option grants disclosed herein, if we terminate the grantee’s employment or affiliation with us for any reason, all unvested options are forfeited. If the grantee’s employment or affiliation with us is terminated voluntarily by the grantee or by us for cause, all vested options are also terminated. In the event we terminate the grantee’s employment or affiliation with us without cause, the grantee has the lesser of ninety (90) days or the remaining term of the option to exercise any vested options. If we terminate the grantee’s employment or affiliation with us due to death or disability, the grantee has the lesser of twelve (12) months or the remaining term of the option to exercise any vested options. In the case of non-qualified options subject to performance based vesting, any options which do not vest for failure to meet the requisite performance targets will be forfeited.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on all restricted stock and stock option awards held by our Named Executive Officers as of June 30, 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Equity
Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market
								Awards:	Or
			Equity					Number	Payout
			Incentive			Number	Market	of	Value of
			Plan			of	Value of	Unearned	Unearned
			Awards:			Shares	Shares	Shares,	Shares,
	Number of	Number of	Number of			or Units	or Units	Units or	Units or
	Securities	Securities	Securities			of Stock	of Stock	Other	Other
	Underlying	Underlying	Underlying			That	That	Rights	Rights
	Unexercised	Unexercised	Unexercised	Option		Have	Have	That	That
	Options	Options	Unearned	Exercise	Option	Not	Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)

Zhuoyu Li	—	—	—	—	—	—	$—	—	$—

Yongcheng Yang	—	—	—	—	—	—	$—	—	$—

Option Exercises and Stock Vested During the Fiscal Year

OPTION EXERCISES AND STOCK VESTED DURING THE FISCAL YEAR

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired	Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)

Zhuoyu Li			—	—

Yongcheng Yang			—	—

Securities Authorized for Issuance Under Equity Compensation Plans

As of June 30, 2018, there were no outstanding options to purchase any shares of common stock granted under the Plan. Options granted in the future under the Plan are within the discretion of our Board or our compensation committee. The following table summarizes the number of shares of our common stock authorized for issuance under our equity compensation plans as of June 30, 2018.

Number of
Securities
Remaining
available for
	Number of		Future
	securities to		Issuance
	be issued	Weighted-	Under
	upon	average	Equity
	exercise	exercise	compensation
	of	price of	Plans
	outstanding	outstanding	(excluding
	options,	options,	securities
	warrants	warrants	reflected in
	and rights	and rights	column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$—	1,272,935
Equity compensation plans not approved by security holders	—	—	—
Total	—	$—	1,272,935

Director Compensation

The following table sets forth information concerning cash and non-cash compensation we paid to our directors during the fiscal year ended June 30, 2018.

	Fees				Non-
	Earned			Non-Equity	Qualified
	or			Deferred	Incentive
	Paid in	Stock	Option	Plan	Compensation	Other	All
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Daqing Zhu	$26,000	—	—	—	—	—	$26,000
Lianfu Liu	$26,000	—	—	—	—	—	$26,000
Jinjun Lu	$18,000	—	—	—	—	—	$18,000
Ale Fan	$—	—	—	—	—	—	—

The directors will also be reimbursed for all their out-of-pocket expenses in traveling to and attending meetings of the Board and committees on which they serve.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the fiscal year ended June 30, 2018 were Messrs. Jinjun Lu, Daqing Zhu, and Lianfu Liu. During the fiscal year ended June 30, 2018:

☐	none of the members of the Compensation Committee was an officer (or former officer) or employee of our company or any of its subsidiaries;

☐	none of the members of the Compensation Committee had a direct or indirect material interest in any transaction in which we were a participant and the amount involved exceeded $120,000;

☐	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served on our Compensation Committee;

☐	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our Compensation Committee; and

☐	none of our executive officers served on the compensation committee (or another board committee with similar functions or, if none, the entire board of directors) of another entity where one of that entity’s executive officers served as a director on our Board.

Changes in Control

The following table reflects amounts payable to our Named Executive Officers (1) assuming their employment was terminated without cause on June 30, 2018, and (2) assuming a change in control on June 30, 2018.

	Termination
	Without	Change in
Name	Cause(1)	Control(2)

Zhuoyu Li	$794	—

(1)	Represents the payment made pursuant to contractual agreements with the Named Executive Officer as described below in this subsection.

(2)	Amounts in this column reflect the value of unvested restricted stock that would be accelerated upon a change of control. The amounts are calculated based on the closing market price of a share of our common stock on June 29, 2018, i.e., $1.15 per shares, multiplied by the number of unvested shares.

Termination Clauses in Employment Agreements

Zhuoyu Li. Pursuant to the terms of Mr. Li’s employment agreement with Jinong, Jinong may terminate Mr. Li’s employment for any reason upon 30 days prior written notice, in which case no termination payment is due. Alternatively, Jinong may terminate his employment immediately upon the payment of one month’s salary. In the case of termination for cause as defined therein, we may terminate Mr. Li’s employment immediately without pay.

2009 Equity Incentive Plan Change in Control Provisions

In the event of a change in control of our company, and except as otherwise set forth in the applicable award agreement, all unvested portions of awards shall vest immediately. Awards, whether then vested, shall be continued, assumed, or have new rights as determined by our Compensation Committee or a committee of the Board designated to administer the Plan, and restrictions to which any shares of restricted stock or any other award granted prior to the change in control are subject shall not lapse. Awards shall, where appropriate at the discretion of the Committee, receive the same distribution of our common stock on such terms as determined by the Compensation Committee. Upon a change in control, the Committee may also provide for the purchase of any awards for an amount of cash per share of common stock issuable under the award equal to the excess of the highest price per share of our common stock paid in any transaction related to a change in control of our company over the exercise price of such award.

CORPORATE GOVERNANCE

Independence of the Board of Directors

Our Board is currently composed of five (5) members. Jinjun Lu, Daqing Zhu and Lianfu Liu qualify as independent directors in accordance with the published listing requirements of the New York Stock Exchange (“NYSE”). The NYSE independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as further required by NYSE rules, our Board has made an affirmative determination as to each independent director that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management. Our directors hold office until their successors have been elected and qualified or their earlier death, resignation or removal.

Board Meetings

The Board held four meetings, by telephone, in the fiscal year ended June 30, 2018. In addition, the Board unanimously approved ten written consents on matters between meetings. During the fiscal year ended June 30, 2018, each incumbent director attended at least 75% of the aggregate number of meetings of the Board and applicable committee meetings (held during the period for which he or she was a director) on which he or she served. We do not have a formal policy regarding attendance by members of the Board at the annual meeting of stockholders, but we encourage all members of the Board to attend the meeting.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Except as set forth in our discussion above, none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Board Committees

Our Board of Directors has established the following three standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board of Directors: (i) Audit Committee, (ii) Compensation Committee and (iii) Nominating Committee. From time to time, the Board of Directors may establish other committees.

Audit Committee

The Audit Committee is responsible for: (i) overseeing the corporate accounting and financial reporting practices; (ii) recommending the selection of our independent registered public accounting firm; (iii) reviewing the extent of non-audit services to be performed by the auditors; and (iv) reviewing the disclosures made in our periodic financial reports. The members of the Audit Committee are currently Messrs. Daqing Zhu, Jinjun Lu, and Lianfu Liu, each of whom is an independent director within the meaning of the rules of the NYSE and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board has determined that Mr. Zhu qualifies as an Audit Committee Financial Expert under applicable SEC Rules. The Chairman of the Audit Committee is Mr. Zhu. The Audit Committee held four meetings during the fiscal year ended June 30, 2018. The Audit Committee carries out its responsibilities in accordance with the terms of its Audit Committee Charter, a copy of which was attached as Annex A to our Definitive Proxy Statement on Schedule 14A for our 2010 Annual Meeting, filed with the SEC on October 28, 2010, and is also available on our website at www.cgagri.com.

Compensation Committee

The Compensation Committee determines matters pertaining to the compensation of executive officers and other significant employees, and administers our stock and incentive plans. The members of the Compensation Committee are Messrs. Jinjun Lu, Lianfu Liu and Mr. Daqing Zhu. The Chairman of the Compensation Committee is Mr. Lu. The Compensation Committee held one meeting during the fiscal year ended June 30, 2018. Each of the members of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and an “outside director” within the meaning of Section 162(m) under the Internal Revenue Code. The Compensation Committee carries out its responsibilities pursuant to a written charter, a copy of which was attached as Annex C to our Definitive Proxy Statement on Schedule 14A for our 2009 annual meeting, filed with the SEC on October 28, 2009, and is also available on our website at www.cgagri.com.

Nominating Committee

The Nominating Committee identifies and nominates candidates to serve on our Board. The members of the Nominating Committee are Messrs. Jinjun Lu, Lianfu Liu and Mr. Daqing Zhu. The Chairman of the Nominating Committee is Mr. Liu. The Nominating Committee held two meetings during the fiscal year ended June 30, 2018. A copy of our Nominating Committee Charter was attached as Annex B to our Definitive Proxy Statement on Schedule 14A for our 2010 annual meeting, filed with the SEC on October 28, 2010, and is also available on our website at www.cgagri.com. See “Director Nominations” below for the procedures for the nomination of directors.

Board Leadership Structure and Board’s Role in the Oversight of Risk Management

Our Board believes it is important to select our Chairman and our Chief Executive Officer in the manner it considers in the best interests of our company at any given point in time. Due to Mr. Li’s substantial experience in the industry, our Board has determined that the most effective leadership structure for our company is for Mr. Li to serve as both our Chairman and Chief Executive Officer. Our Board benefits from the Chairman having direct knowledge of the operations of, and opportunities and challenges facing, our business on a regular and company-wide basis. Mr. Li’s combined role as Chairman and Chief Executive Officer fosters greater communication between the Board and management and provides unified leadership for carrying out our company’s strategic initiatives and business plans.

To counterbalance the potential for ineffective Board oversight, we have adopted a governance structure that includes: (i) a designated lead independent director; (ii) annual elections of directors by a majority of votes cast at the annual meeting of stockholders; (iii) committees composed entirely of independent directors; and (iv) established corporate governance and ethics guidelines. Our Board has appointed Liu Lianfu to serve as the Board’s lead independent director. The lead independent director acts as an intermediary between the Board and senior management. Among other things, the lead independent director is responsible for facilitating communication among directors and between the Board and the Chief Executive Officer, working with the Chief Executive Officer to provide an appropriate information flow to the Board, and chairing executive sessions of the independent directors. Executive sessions of our independent directors occur following regularly scheduled quarterly audit committee meetings, and at such other times as the independent directors deem appropriate. However, the Board recognizes that circumstances may change over time and as they do, changes to the leadership structure may be warranted.

The Board has an active role, directly and through its committees, in the oversight of our risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operations of our businesses and the implementation of our strategic plan, including our risk mitigation efforts.

In accordance with corporate governance standards of the NYSE, the Audit Committee charter assigns to that committee the responsibility to review our policies and practices with respect to risk assessment and risk management, including major financial risk exposures, and the steps management has taken to monitor and control such exposures. Additionally, each of the Board’s committees also oversees the management of our risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating Committee oversees our compliance policies, Code of Conduct, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. In this manner the Board is able to coordinate its risk oversight.

Director Nominations

The Nominating Committee recommends director candidates and will consider for such recommendation director candidates proposed by management, other directors and stockholders. All director candidates will be evaluated based on the criteria identified below, regardless of the identity of the individual or the entity or person who proposed the director candidate.

The selection of director nominees includes consideration of factors deemed appropriate by the Corporate Governance and Nominating Committee and the Board. We may engage a firm to assist in identifying, evaluating, and conducting due diligence on potential board nominees. Factors will include integrity, achievements, judgment, intelligence, personal character, any prior contact or relationship between a candidate and a current or former director or officer of our company, the interplay of the candidate’s relevant experience with the experience of other Board members, the willingness of the candidate to devote adequate time to Board duties and the likelihood that he or she will be willing and able to serve on the Board for a sustained period. The Corporate Governance and Nominating Committee will consider the candidate’s independence, as defined by the rules of the SEC and the NYSE. In connection with the selection, due consideration will be given to the Board’s overall balance of diversity of perspectives, backgrounds, and experiences. Experience, knowledge, and skills to be represented on the Board include, among other considerations, financial expertise (including an “audit committee financial expert” within the meaning of the SEC’s rules), financing experience, related industry experience, strategic planning, business development, and community leadership.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees and officers, and the members of our Board of Directors, which was amended and restated in 2010. The Amended and Restated Code of Ethics (the “Code of Ethics”) is available on our website at www.cgagri.com. Printed copies are available upon request without charge. Any amendment to or waiver of the Code of Ethics will be disclosed on our website promptly following the date of such amendment or waiver.

Corporate Governance Guidelines

We have adopted a Code of Ethics that applies to all of our employees and officers, and the members of the Board, which was amended and restated in 2010. The Amended and Restated Code of Ethics (the “Code of Ethics”) is available on our website at www.cgagri.com. Printed copies are available upon request without charge. Any amendment to or waiver of the Code of Ethics will be disclosed on our website promptly following the date of such amendment or waiver.

Certain Relationships and Related Transactions

As of June 30, 2018, and June 30, 2017, the amount due to related parties was $3,271,619 and $3,071,102, respectively. As of June 30, 2018, and June 30, 2017, $1,057,000 and $1,051,652, respectively were amounts that Gufeng borrowed from a related party, Xi’an Techteam Science & Technology Industry (Group) Co. Ltd., a company controlled by Mr. Zhuoyu Li, Chairman and CEO of the Company, representing unsecured, non-interest bearing loans that are due on demand. These loans are not subject to written agreements.

On June 29, 2016, Jinong signed an office lease with Kingtone Information Technology Co., Ltd. (“Kingtone Information”), of which Mr. Tao Li, former Chairman and CEO of the Company, served as Chairman. Pursuant to the lease, Jinong rented 612 square meters (approximately 6,588 square feet) of office space from Kingtone Information. The lease provides for a two-year term effective as of July 1, 2016 with monthly rent of RMB24,480 (approximately $3,696).

Procedures for Approval of Related Party Transactions

In November 2010, we adopted a written Related Party Transactions Policy (the “Policy”). According to the Policy, a “Related Party Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we (including any of our subsidiaries) are, were or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect “material” interest. The Policy’s definition of a “Related Party” is in line with the definition set forth in the instructions to Item 404(a) of Regulation S-K promulgated by the SEC.

Under the Policy, our Chief Financial Officer is responsible for determining whether a proposed transaction, as submitted by a Related Party is a Related Party Transaction that requires the consideration and discussion of the Audit Committee. The Audit Committee is responsible for evaluating and assessing a proposed transaction based on the facts and circumstances including those listed in the Policy, including comparing the terms of the proposed transaction and the terms available to unrelated third parties or to employees generally. The Policy states that the Audit Committee shall approve only those Related Party Transactions that are in, or are not inconsistent with, the best interests of our company and our stockholders. No member of the Audit Committee shall participate in any review, consideration or approval of any Related Party Transaction in which he or she or any immediate family member directly or indirectly is involved.

In the event that we become aware of a Related Party Transaction that has not been previously approved under the Policy, such transaction will be presented to the Audit Committee. A Related Party Transaction entered into without pre-approval of the Audit Committee shall not be deemed to violate the Policy, or be invalid or unenforceable, so long as the transaction is brought to the Audit Committee as promptly as reasonably practical after it is entered into and is subsequently ratified by the Audit Committee.

Family Relationships

There is no family relationship among any of our officers or directors except that Mr. Zhuoyu Li, the CEO and Chairman of the Board of the Company during the periods covered, was the father to Mr. Zhuoyu “Richard” Li, currently Chairman and Chief Executive Officer of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers was involved in any legal proceedings during the last 10 years as described in Item 401(f) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are also required to furnish us with copies of all such reports. Based solely on our review of the reports received by us, we believe that, during the year ended June 30, 2018, our directors, executive officers and holders of ten percent (10%) or more of our common stock complied with Section 16(a) filing requirements applicable to them.

Communications with the Board

Interested parties may communicate with any of our directors, our Board as a group, our independent directors as a group or any committees of the Board by sending an e-mail to the Board of Directors, at nonmgtdirectors@cgagri.com and indicating the intended recipient in the subject line, or by writing to Board of Directors, China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065. The Board has given secretary to the Board of Directors the discretion to distribute communications to the director or directors, after ascertaining whether the communications are appropriate to the duties and responsibilities of the Board. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities will be forwarded to the appropriate employee within our company. Solicitations, junk email and obviously frivolous or inappropriate communications will not be forwarded. You will receive a written acknowledgement from the Secretary to the Board upon receipt of your communication.

Audit Fees

The following are the fees billed to us by our auditors during fiscal years ended June 30, 2018 and 2017:

	Years Ended
	June 30,	June 30,
	2018	2017
Audit Fees	$370,000	$280,000
Audit related fees
Tax fees	—	—
All Other Fees	—	—
Total	$370,000	$280,000

Audit-Related and Tax Fees

We did not engage our principal accountants to provide audit-related or tax or related services during the last two fiscal years.

All Other Fees

We did not engage our principal accountants to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Audit Committee to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, the Audit Committee pre-approved the audit service performed by KSP for our consolidated financial statements as of and for the year ended June 30, 2018.

The Company’s principal accountant, KSP Group, Inc., did not engage any other persons or firms other than the principal accountant’s full-time, permanent employees.

Report Of The Audit Committee

The Audit Committee of the Board is comprised of three non-employee directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. Ms. Yiru Shi, who served on the Audit Committee as of the date of the report of the Audit Committee, qualified as a financial expert within the meaning of Item 401(h) of SEC Regulation S-K. The Audit Committee assists the Board’s oversight of the integrity of our financial reports, compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing our corporate accounting and financial reporting practices, recommending the selection of our independent registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in our periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in our Annual Report on Form 10-K.

The Audit Committee: (1) reviewed and discussed the audited financial statements for the year ended June 30, 2018, with management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (3) received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2018, for filing with the SEC.

The foregoing report has been furnished on October 19, 2018, by the members of the Audit Committee, being:

/s/ Daqing Zhu, Chairman of the Audit Committee

/s/ Jinjun Lu, member of the Audit Committee

/s/ Lianfu Liu, member of the Audit Committee

The foregoing Audit Committee Report does not constitute soliciting material or to be “filed” with the Commission or subject to Regulation 14A or 14C (17 CFR 240.14a-1 through 240.14b-2 or 240.14c-1 through 240.14c-101), other than as provided in Item 407 of Regulation S-K, or to the liabilities of section 18 of the Exchange Act (15 U.S.C. 78r) and shall not be deemed filed or incorporated by reference into any other of our filings under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this Audit Committee Report by reference therein.

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the Audit Committee’s appointment of KSP Group, Inc. (“KSP”) as our independent registered public accounting firm for the fiscal year of 2019. KSP was appointed as our independent registered public accounting firm in April 2017 by the Audit Committee. The members of the Audit Committee and the Board believe that the engagement of KSP to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders.

Although we are not required to seek stockholder ratification, we are doing so as a matter of good corporate governance. If the stockholders do not ratify the appointment of KSP, the Audit Committee will reconsider its decision. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

We have invited a representative of KSP to attend the annual meeting. If such a representative attends, he or she will be given the opportunity to make a statement if so desired and to respond to appropriate questions.

The Board recommends a vote FOR Proposal Two.

PROPOSAL THREE

AMENDMENT NO. 4 TO AND EXTENSION OF THE 2009 EQUITY INCENTIVE PLAN

Our Board of Directors, acting upon the recommendation of the Compensation Committee, has approved an Amendment No. 4 to the Company’s 2009 Equity Incentive Plan (the “Plan”) for an increase in the number of authorized shares of common stock under the Plan (the “Amendment”) and an extension of the Plan for an additional ten years. Our Board of Directors has recommended that the amendment be approved by the Company’s stockholders.

Increase in Shares Available. On October 27, 2009, our Board of Directors adopted the Plan, which was approved by our stockholders at our annual stockholders meeting in December 2009, whereby 2.26 million shares of the Company’s common stock was reserved for issuance. On October 19, 2012, our Board of Directors adopted and approved Amendment No. 1 to the Plan to increase the number of shares of the Company’s common stock available for issuance thereunder from 2.26 million shares to 5.26 million. Amendment No. 1 was approved by the stockholders at the annual stockholders meeting on December 15, 2012. On October 25, 2013, our Board of Directors adopted and approved Amendment No. 2 to the Plan to increase the number of shares of the Company’s common stock available for issuance thereunder from 5.26 million to 8.26 million. Amendment No. 2 was approved by the stockholders at the annual stockholders meeting on December 23, 2013. On May 15, 2015, our Board of Directors adopted and approved Amendment No. 3 to the Plan, to increase the number of shares of the Company’s common stock available for issuance thereunder by another 3 million shares, to 11.26 million shares of the Company’s common stock. Amendment No. 3 was approved by the stockholders at the annual stockholders meeting on June 30, 2015. On April 23, 2019 our Board of Directors adopted and approved Amendment No. 4 to the Plan, subject to stockholder approval. The purpose of Amendment No.4 is to increase the number of shares of the Company’s common stock available for issuance thereunder by another 3.9 million shares, to 15.16 million.

Pursuant to Section 1.5 of the Plan, as amended, the maximum number of shares of common stock of the Company that are available for issuance under the Plan is 11.26 million. As of May 2, 2019 we have issued shares of restricted stock or stock options to purchase of shares of common stock in an aggregate of shares, and shares of common stock are available for issuance under the Plan.

The Compensation Committee of our Board of Directors has reviewed the Plan and determined that the Plan requires additional available shares for issuance to provide flexibility with respect to stock-based compensation that the Compensation Committee believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our Board of Directors believes that it is advisable to increase the 11.26 million share limit to 15.16 million shares in order to attract and compensate employees, officers, directors and other eligible participants upon whose judgment, initiative and effort we depend. The issuance of award under the Plan to these eligible participants is designed to align the interests of such participants with those of our stockholders.

The proposed amendment to the Plan increases the number of shares of common stock that may be issued as awards under the Plan by 3.9 million shares, or approximately 9.7% of the approximately 40 million shares of common stock outstanding as of               , 2019 As amended, the Plan will continue to provide that all of the shares authorized for issuance (including the increased shares) may be granted as incentive stock options and the Plan will also continue to provide for appropriate adjustments in the number of shares in the event of a stock dividend, recapitalization, merger or similar transaction.

Extension of Term of Plan. The Plan was originally adopted by the Board of Directors with an effective date of October 27, 2009, and subsequently approved by the stockholders of the Company. As the stated term of the Plan was 10 years, the Plan expires by its terms in December of 2019. The Board of Directors believes that the Plan still provides benefits to the Company by providing incentives to employees and others covered by the Plan. Thus, in addition to increasing the number of shares of common stock under the Plan, Amendment No. 4 also increase the term of the Plan by an additional ten years, to October 27, 2029.

The following is a summary of the principal features of the Plan. The summary below is qualified in its entirety by the terms of the Plan, as proposed to be amended, a copy of which is attached hereto as Appendix A and is incorporated by reference herein.

Shares Available

Our Board of Directors has authorized, subject to stockholder approval, to reserve an additional 3.9 million shares of our common stock for issuance under the Plan. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the Plan and to any outstanding Awards. Shares available for Awards under the Plan may be either newly-issued shares or treasury shares.

In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the Plan. For example, shares subject to forfeited, terminated, canceled or expired Awards will again become available for future grants under the Plan. In addition, shares subject to an Award that are withheld by us to satisfy tax withholding obligations shall also be made available for future grants under the Plan.

Administration

The Plan will be administered by a committee of our Board of Directors appointed by our Board of Directors to administer the Plan or if such a committee is not appointed or unable to act, then our entire Board of Directors (the “Committee”). The Committee is to consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act. With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. In the event that the Compensation Committee of the Board (“Compensation Committee”) meets the requirements stated above, such Compensation Committee will be the Committee under the Plan unless otherwise determined by the Board. Subject to the provisions of the Plan, the Committee determines the persons to whom grants of options, SARs and shares of restricted stock are to be made, the number of shares of common stock to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Committee determines whether the option is an incentive stock option or a nonstatutory stock option, the option’s term, vesting and exercisability, the amount and type of consideration to be paid to our company upon the option’s exercise and the other terms and conditions of the grant. The terms and conditions of restricted stock and SAR Awards are also determined by the Committee. The Committee has the responsibility to interpret the Plan and to make determinations with respect to all Awards granted under the Plan. All determinations of the Committee are final and binding on all persons having an interest in the Plan or in any Award made under the Plan. The costs and expenses of administering the Plan are borne by the Company.

Eligibility

Eligible individuals include our and our subsidiaries’ employees (including our and our subsidiaries’ officers and directors who are also employees) or consultants whose efforts, in the judgment of the Committee, are deemed worthy of encouragement to promote our growth and success. Non-employee directors of our Board of Directors are also eligible to participate in the Plan. All eligible individuals may receive one or more Awards under the Plan, upon the terms and conditions set forth in the Plan. There is no assurance that an otherwise eligible individual will be selected by the Committee to receive an Award under the Plan. Because future Awards under the Plan will be granted in the discretion of the Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time.

Stock Options and SARs

Under the Plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees. Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary. SARs may be granted either alone or in tandem with stock options. A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR. This amount is payable in cash, except that the Committee may provide in an Award agreement that benefits may be paid in shares of our common stock. In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option. Any shares that are canceled will be made available for future Awards. The Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the Plan, including the grant date, option or strike price (which, in no event, will be less than the par value of a share), whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the Plan, all of which will be evidenced in an individual Award agreement between us and the participant.

Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options. The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of the option’s grant and the term of any such option shall expire not later than the tenth anniversary of the date of the option’s grant. In addition, the per share exercise price of any option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of our stock must be at least 110% of the fair market value of a share of our common stock on the date of grant and such option shall expire not later than the fifth anniversary of the date of the option’s grant.

Options and SARs granted under the Plan become exercisable at such times as may be specified by the Committee. In general, options and SARs granted to participants become exercisable in three equal annual installments, subject to the optionee’s continued employment or service with us. However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000. If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.

Except as otherwise set forth in the Award agreement, options shall expire after a term of five years. However, the maximum term of options and SARs granted under the Plan is ten years. If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for one year from the date of termination. In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for three months from the date of termination. However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant’s rights to exercise the option or SAR will expire at the end of the term. In addition, if a participant’s service terminates due to cause, all rights under an option or SAR will immediately expire, including rights to the exercisable portion of the option or SAR. Shares attributable to an option or SAR that expire without being exercised will be forfeited by the participant and will again be available for Award under the Plan.

Unless limited by the Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) in cash, check or wire transfer, (ii) subject to the Committee’s approval, in shares already owned by the participant (including restricted shares held by the participant at least six months prior to the exercise of the option) valued at their fair market value on the date of exercise, or (iii) through broker-assisted cashless exercise procedures.

Restricted Stock

Under the Plan, the Committee is also authorized to make Awards of restricted stock. A restricted stock Award entitles the participant to all of the rights of a stockholder of our company, including the right to vote the shares and the right to receive any dividends. However, the Committee may require the payment of cash dividends to be deferred and if the Committee so determines, re-invested in additional shares of restricted stock. Before the end of a restricted period and/or lapse of other restrictions established by the Committee, shares received as restricted stock shall contain a legend restricting their transfer, and may be forfeited (i) in the event of termination of employment, (ii) if our company or the participant does not achieve specified performance goals after the grant date and before the participant’s termination of employment or (iii) upon the failure to achieve other conditions set forth in the Award agreement.

An Award of restricted stock will be evidenced by a written agreement between us and the participant. The Award agreement will specify the number of shares of our common stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the Award holder’s continued employment by us, and any other terms and conditions the Committee shall impose consistent with the provisions of the Plan. The Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock. However, the participant must be required to pay at least the par value for each share of restricted stock. Upon the lapse of the restrictions, any legends on the shares of our common stock subject to the Award will be re-issued to the participant without such legend.

Unless the Committee determines otherwise in the Award or other agreement, if a participant terminates employment for any reason, all rights to restricted stock that are then forfeitable will be forfeited. Restricted stock that is forfeited by the participant will again be available for Award under the Plan.

Other Stock-Based Awards

Under the Plan, the Committee is also authorized to grant other stock-based awards valued in whole or in part by reference to or otherwise based on stock (“Other Stock-Based Awards”), which include performance shares, convertible preferred stock (to the extent a series of preferred stock is authorized), convertible debentures, warrants, exchangeable securities and awards based of stock or options based on fair market value, book value, or performance by the Company or any subsidiary, affiliate or division. Other Stock-Based Awards may be granted in tandem with other Awards under the Plan.

Other Stock-Based Awards may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date to which the stock is issued or, if later, the date on which any applicable restriction, performance or deferral period lapses. The recipient of an Other Stock-Based Award, subject to the terms of the grant agreement, is entitled to interest or dividends with respect to the number of shares covered by their Other Stock-Based Award.

Change in Control Provisions

In the event of a change in control of the Company, and except as otherwise set forth in the applicable grant agreement, all unvested portions of Awards shall vest immediately. Awards, whether or not then vested, shall be continued, assumed, or have new rights as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the change in control are subject shall not lapse. Awards shall, where appropriate at the Committee’s discretion, receive the same distribution of the Company’s common stock on such terms as determined by the Committee. Upon a change in control, the Committee may also provide for the purchase of any Awards for an amount of cash per share of common stock issuable under the Award equal to the excess of the highest price per share of the Company’s common stock paid in any transaction related to a change in control of the Company over the exercise price of such Award.

Fair Market Value

Under the Plan, fair market value means the fair market value of the shares based upon (i) the closing selling price of a share of our common stock as quoted on the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange, or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the common stock is not then traded on a national securities exchange.

Transferability Restrictions

Generally and unless otherwise provided in an Award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Committee, in its sole discretion, transfer an Award, or any portion thereof, to one or more of the participant’s spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an Award after his or her death.

Termination or Amendment of the Incentive Plan

As currently in effect, no Awards may be granted under the Plan after October 27, 2019. Our Board of Directors may amend or terminate the Plan at any time, but our Board of Directors may not, without stockholder approval, amend the Plan to increase the total number of shares of our common stock reserved for issuance of Awards. In addition, any amendment or modification of the Plan shall be subject to stockholder approval as required by any securities exchange on which our common stock is listed. No amendment or termination may deprive any participant of any rights under Awards previously made under the Plan. Amendment No. 4 to the Plan, if approved by the stockholders, would amend the Plan to extend its term by 10 years, to October 27, 2029.

Summary of Federal Income Tax Consequences of the Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current United States law with respect to participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Plan are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Options and SARS. There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition. First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. We similarly do not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a “disqualifying disposition”), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).

Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards. A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock. With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. We generally will be entitled to a deduction for the same amount.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 3. For purposes of the approval of Amendment No. 4 to and the extension of our 2009 Equity Incentive Plan, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

The Board recommends a vote FOR Proposal Three.

PROPOSAL FOUR: AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT 1 FOR 12
REVERSE STOCK SPLIT

The Board has adopted and is submitting for stockholder vote an Amendment to the Articles of Incorporation to effect a 1 for 12 reverse stock split of the Company’s common stock (the “Reverse Stock Split”).

To effect the Reverse Stock Split, the Board will authorize the Company’s management to file a Certificate of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State. Each 12 shares of common stock will be converted into one share of common stock, so the number of issued and outstanding shares of the Company’s common stock will be reduced accordingly. The par value of the Company’s common stock will remain unchanged at $0.001 per share, and the number of the Company’s authorized shares of common stock will remain unchanged. The authorized shares of preferred stock will remain unchanged. No fractional shares will be issued in connection with the Reverse Stock Split.

Overview

The Company’s common stock is currently quoted on the NYSE under the symbol “CGA”. On October 1, 2018, the NYSE notified us that the 30-trading-day average closing price of the Company’s common stock had fallen below $1.00 per share, the minimum average share price required for continued listing of the Company’s common stock on the NYSE. Under NYSE rules, the Company generally has six months (subject to possible extension) to regain compliance with this continued listing standard and avoid delisting. The Company notified the NYSE that it intended to remedy the price deficiency, and has concluded that the Reverse Stock Split is the most efficient way of increasing the price in order to comply with the NYSE’s minimum share price rule.

On the Record Date, the last sale price of the Company’s common stock was $______ per share. In addition to its goal of complying with the NYSE minimum price rule, the Company believes that the Company’s relatively low per-share market price of the Company’s common stock impairs the acceptability of the common stock to potential investors and certain members of the investing public, including institutional investors.

Risks of the Reverse Stock Split

The Reverse Stock Split will not increase the Company’s market capitalization, which could prevent us from realizing some of the anticipated benefits of the Reverse Stock Split. The market price of the Company’s common stock is based on a number of factors which may be unrelated to the number of shares outstanding. These factors may include the Company’s performance, general economic and market conditions and other factors, many of which are beyond the Company’s control. The market price per share may not rise, or it may remain constant in proportion to the reduction in the number of shares outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of the Company’s common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. In the future, the market price of common stock following the Reverse Stock Split may not equal or exceed the market price prior to the Reverse Stock Split.

Effects of the reverse stock split

Reduction of Shares Held by Individual Stockholders. After the effective date of the Reverse Stock Split, each common stockholder will own fewer shares of the Company’s common stock. However, the Reverse Stock Split will affect all of the Company’s common stockholders uniformly and will not affect any common stockholder’s percentage ownership interests in the Company. The number of stockholders of record will not be affected by the Reverse Stock Split.

Reduction in Total Outstanding Shares. The Reverse Stock Split will reduce the total number of outstanding shares of common stock by a factor based on the ratio of the split. The following table shows the number of shares of the Company’s common stock outstanding both before the Reverse Stock Split and after the Reverse Stock Split:

Shares of Common Stock Outstanding Before the Reverse Stock Split	Shares of Common Stock Outstanding After the Reverse Stock Split

Change in number and exercise price of employee and equity awards. If there are outstanding equity awards at the time the Board effects the Reverse Stock Split, the Reverse Stock Split will reduce the number of outstanding awards available for issuance under the Company’s 2009 Equity Incentive Plan in proportion to the split ratio. Under the terms of the Company’s outstanding equity and option awards, the Reverse Stock Split will cause a reduction in the number of shares of common stock issuable upon exercise or vesting of such awards in proportion to the split ratio of the Reverse Stock Split and will cause a proportionate increase in the exercise price of such awards to the extent they are stock options. The number of shares authorized for future issuance under the Company’s equity plans will also be proportionately reduced. The number of shares of common stock issuable upon exercise or vesting of stock option awards will be rounded to the nearest whole share and no cash payment will be made in respect of such rounding.

Regulatory effects

The Company’s common stock is currently registered under Section 12(a) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the common stock under the Exchange Act or the Company’s obligation to publicly file financial and other information with the SEC. If the Reverse Stock Split is implemented, the Company’s common stock will continue to trade on the NYSE.

In addition to the above, the Reverse Stock Split will have the following effects upon the Company’s common stock:

●	The per share income (loss) and net book value of the Company’s common stock will be increased because there will be a lesser number of shares of the Company’s common stock outstanding;

●	The authorized common stock and the par value of the common stock will remain at 780,000,000 shares and $0.001 per share, respectively;

●

The stated capital on the Company’s balance sheet attributable to the common stock will be decreased and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased;

●

All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of common stock, if any, will enable such holders to purchase, upon exercise thereof, fewer of the number of shares of common stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Reverse Stock Split, at the same total price (but a higher per share price) required to be paid upon exercise thereof immediately preceding the Reverse Stock Split;

Shares of common stock after the Reverse Stock Split will be fully paid and non-assessable. The Amendment of the Articles of Incorporation will not change any of the other terms of the Company’s common stock. The shares of common stock after the Reverse Stock Split will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of common stock prior to the Reverse Stock Split.

Because the number of authorized shares of the Company’s common stock will not be reduced, an overall effect of the Reverse Stock Split of the outstanding common stock will be an increase in authorized but unissued shares of the Company’s common stock. These shares may be issued by the Company’s Board in its sole discretion. See “Anti-Takeover Effects of the Reverse Stock Split” below. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of the Company’s common stock and preferred stock.

Once we implement a Reverse Stock Split, the share certificates representing the shares will continue to be valid. In the future, new share certificates will be issued reflecting the Reverse Stock Split, but this in no way will affect the validity of your current share certificates. The Reverse Stock Split will occur without any further action on the part of the Company’s stockholders. After the effective date of the Reverse Stock Split, each share certificate representing the shares prior to the Reverse Stock Split will be deemed to represent the number of shares shown on the certificate, divided by 12. Certificates representing the shares after the Reverse Stock Split will be issued in due course as share certificates representing shares prior to the Reverse Stock Split are tendered for exchange or transfer to the Company’s transfer agent.  We request that stockholders do not send in any of their stock certificates at this time.

As applicable, new share certificates evidencing new shares following the Reverse Stock Split that are issued in exchange for share certificates issued prior to the Reverse Stock Split representing old shares that are restricted shares will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new shares after the Reverse Stock Split, the time period during which a stockholder has held their existing pre-Reverse Stock Split old shares will be included in the total holding period.

Procedure for implementing the reverse stock split

The Reverse Stock Split will become effective upon the filing of a Certificate of Amendment to the Company’s Articles with the Secretary of State of the State of Nevada. It is contemplated that the filing will take place as soon as practicable following approval by the stockholders.

After the filing of the Certificate of Amendment, the Company’s common stock will have a new CUSIP number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

As soon as practicable after the Reverse Stock Split the Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates for record holders (i.e., stockholders who hold their shares directly in their own name and not through a broker). Record holders of pre-Reverse Stock Split shares may be asked to surrender to the transfer agent certificates representing pre-Reverse Stock Split shares in exchange for a book entry with the transfer agent or certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

For street name holders of pre-Reverse Stock Split shares (i.e., stockholders who hold their shares through a broker), your broker will make the appropriate adjustment to the number of shares held in your account following the effective date of the Reverse Stock Split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT
SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No service charges, brokerage commissions or transfer taxes will be payable by any stockholder, except that if any new stock certificates are to be issued in a name other than that in which the surrendered certificate(s) are registered it will be a condition of such issuance that (1) the person requesting such issuance pays all applicable transfer taxes resulting from the transfer (if any) or establishes to the Company’s satisfaction that such taxes have been paid or are not payable, (2) the transfer complies with all applicable federal and state securities laws, and (3) the surrendered certificate is properly endorsed and otherwise in proper form for transfer including with a medallion guarantee.

Accounting matters

The par value per share of the Company’s common stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheet attributable to common stock will be reduced and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Per share net income or loss will be increased because there will be fewer shares of the Company’s common stock outstanding. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain federal income tax consequences

Each stockholder is advised to consult their own tax advisor as the following discussion may be limited, modified or not apply based on your own particular situation.

The following is a summary of important tax considerations of the Reverse Stock Split. It addresses only stockholders who hold the pre-Reverse Stock Split shares and post-Reverse Stock Split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code (the “Code”), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. Current tax law may change, possibly even retroactively. This summary does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a reorganization within the meaning of Section 368 of the Code. Assuming the Reverse Stock Split qualifies as reorganization, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged, and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

No appraisal rights

Stockholders have no rights under the Revised Statutes of the State of Nevada (the “Nevada Revised Statutes”) or under the Company’s charter documents to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

Anti-takeover effects of the reverse stock split

The overall effect of the Reverse Stock Split may be to render more difficult the accomplishment of mergers or the assumption of control by a principal stockholder and thus make the removal of management more difficult.

The effective increase in the Company’s authorized and unissued shares as a result of the Reverse Stock Split could potentially be used by the Board to thwart a takeover attempt. The overall effects of this might be to discourage, or make it more difficult to engage in, a merger, tender offer or proxy contest, or the acquisition or assumption of control by a holder of a large block of the Company’s securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if it is beneficial to stockholders. The Board might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders that would provide an above-market premium, by issuing additional shares to frustrate the takeover effort.

As discussed above, the reason for the Reverse Stock Split is to increase the share price of the Company’s common stock in order to comply with the NYSE minimum share price requirement. This Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Additionally, the Reverse Stock Split is not being conducted in an effort to take the Company private.

Neither the Company’s Articles nor the Company’s Bylaws presently contain any provisions having anti-takeover effects and the Reverse Stock Split Proposal is not a plan by the Board to adopt a series of amendments to the Company’s Articles or Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Plans for newly available shares

The Company presently has no specific plans, nor has it entered into any arrangements or understandings regarding the shares of common stock that will be newly available for issuance upon effectiveness of the Reverse Stock Split.

The Board recommends a vote FOR Proposal Four.

PROPOSAL FIVE: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act.

Our executive compensation program for our executive officers is designed to attract, motivate, and retain individuals of superior ability and managerial talent who can successfully perform and succeed in our environment. Our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate performance. This program contains elements of cash and equity-based compensation designed to align the interests of our executives with those of our stockholders as well as have the appropriate incentive to achieve key strategic and financial performance measures by linking compensation opportunities and actual compensation earned through our pay-for-performance compensation program to the achievement of corporate goals. We also make equity grants designed to align our named executive officers’ compensation to the long-term performance of the Company in addition to creating an ownership culture that helps unify the interests of our executives and stockholders.  Our Board and the Compensation Committee regularly review the compensation programs for our named executive officers and undertake a comprehensive annual review to ensure that our compensation policies and programs align with current market practices and the interests of our stockholders.

The “Compensation Discussion and Analysis” section of this proxy statement describes in detail our executive compensation program and the decisions made by the Compensation Committee with respect to the fiscal year ended June 30, 2018.

Our Board is therefore asking stockholders to approve, on an advisory basis, the following resolution:

“RESOLVED, that the compensation paid to the named executive officers of China Green Agriculture, Inc., as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.”

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof), create or imply any change to our fiduciary duties or those of our Board (or any committee thereof), or create or imply any additional fiduciary duties for us or our Board (or any committee thereof). However, our Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

The Board recommends a vote FOR Proposal Five.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at next year’s annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive office by January    , 2020, and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act. If a stockholder intends to submit a proposal at next year’s annual meeting of stockholders, which proposal is not intended to be included in the our proxy statement and form of proxy relating to that meeting, the stockholder must provide appropriate notice to us not later than _____, 2020, in order to be considered timely submitted within the meaning of Rule 14a-4(c) of the Exchange Act. As to all such matters which we do not have notice on or prior to _________ 2020 discretionary authority shall be granted to the persons designated in our proxy related to the annual meeting of stockholders for the fiscal year ended June 30, 2019 to vote on such proposal.

ANNUAL REPORT ON FORM 10-K

We will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2018, including the financial statements and schedules thereto. Requests for copies of such report should be directed to Mr Zhuoyu Li, China Green Agriculture, Inc., 3rd Floor, Borough A, Block A. No. 181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China, 710065, +86-29-88266368.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than as described herein. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the person voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented at the Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

May 10 , 2019	By Order of the Board of Directors

/s/ Zhuoyu Li
Zhuoyu Li, Chairman of the Board

Exhibit A

CHINA GREEN AGRICULTURE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF STOCKHOLDERS – SATURDAY, June 22, 2019 at 10:00 AM Urumqi Time

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of China Green Agriculture, Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Mr. Zhuoyu Li proxy, with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of China Green Agriculture, Inc., a Nevada corporation (the “Company”), to be held on Saturday, June 22, 2019, at 10:00 a.m., Urumqi Time, at Minghua Grand Hotel, 25 Yingbin Rd., Akesu City, Xinjiang Autonomous Administrative Region, P.R. China, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

INTERNET:	http://cstproxy.com/cgagri/2019

PHONE:	1-888-221-0691

â   Please ensure you fold then detach and retain this portion of this Proxy    â

ANNUAL MEETING OF THE STOCKHOLDERS OF CHINA GREEN AGRICULTURE, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Zhuoyu Li				☐
	Ale Fan				☐	Control ID:
	Daqing Zhu				☐	REQUEST ID:
	Lianfu Liu				☐
	Jinjun Lu				☐

Proposal 2 Ratification of Auditors	For Against Abstain ☐ ☐ ☐
Proposal 3 Approval of Amendment to Equity Incentive Plan	For Against Abstain ☐ ☐ ☐
Proposal 4 Approval of Reverse Stock Split	For Against Abstain ☐ ☐ ☐
Proposal 5 Approval of Executive Compensation	For Against Abstain ☐ ☐ ☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL DIRECTORS ON PROPOSAL ONE AND VOTE “FOR” PROPOSALS TWO, THREE, FOUR AND FIVE

MARK HERE FOR ADDRESS CHANGE ¨ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

Exhibit B

CHINA GREEN AGRICULTURE, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Annual Meeting of Stockholders

DATE:	June 22, 2019
TIME:	10:00 A.m. Urumqi Time
LOCATION:	Minghua Grand Hotel 25 Yingbin Rd Akesu City, Xinjiang Autonomous Administrative Region P.R. China

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-888-221-0691	INTERNET: http://www.cstproxy.com/cgagri/2019 and follow the on-screen instructions.	EMAIL: proxy@continentalstock.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: http://www.cstproxy.com/cgagri/2019

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before June , 2019.

you may enter your voting instructions at http:// www.cstproxy.com/cgagri/2019 until 11:59 am eastern time June 27, 2019.

The purposes of this meeting are as follows:
1.	To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;
2.	To Ratify the appointment of KSP Group, Inc. As Independent Registered public accountants;
3.	To Approve Amendment No. 4 to the Company’s 2009 Equity Incentive Plan;
4.	To Approve A 1 for 12 Reverse Stock Split of the Company’s Common Stock;
5.	To Approve, on an Advisory Basis, the Company’s Executive Compensation for the 2018 Fiscal year; and
6.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on May 2, 2019 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

China Green Agriculture, Inc. c/o Continental Proxy Services 1 State Street New York, NY	FIRST-CLASS MAIL US POSTAGE PAID PERMIT #

Time Sensitive stockholder information enclosed

IMPORTANT STOCKHOLDER INFORMATION

your vote is important